Exhibit 10.1

To:	China Health Resource, Inc.
343 Sui Zhou Zhong Road
Suining City, Sichuan Province
People’s Republic of China

Date:	January 26, 2011

Re:	Resignation

To the Board of Directors:

It has been a pleasure to serve as member of the Board of Directors for China Health Resource, Inc. (“Company”). I hereby respectfully, submit my resignation to depart as a member of the Board of Directors, effective immediately. There are no disagreements between the parties.

Sincerely,

/s/ Gewei Wang

Gewei Wang